EX-99.23(g)(17)

                                  AMENDMENT TO
                              AMENDED AND RESTATED
                             MUTUAL FUND CUSTODY AND
                               SERVICES AGREEMENT


     This Amendment dated the 3rd day of December, 2007, to the Amended and Restated Mutual Fund Custody and Services Agreement effective as of May 1, 2001, (the "Agreement") by and between JNL Variable Fund LLC and JNLNY Variable Fund I LLC (each individually the "Fund") and Mellon Trust of New England, N.A. (formerly Boston Safe Deposit and Trust Company) (the "Custodian").

     WHEREAS, the Fund and the Custodian have entered into the Agreement.

     WHEREAS,  to  reflect a merger of the four funds of JNLNY  Variable  Fund I
LLC: 1) JNL/Mellon Capital Management Nasdaq(R) 15 Fund, 2) JNL/Mellon Capital Management Value Line(R) 25 Fund, 3) JNL/Mellon Capital Management DowSM Dividend Fund, and 4) JNL/Mellon Capital Management S&P(R) 24 Fund into the JNL Variable Fund LLC counterparts.

     WHEREAS, pursuant to the mergers above, JNLNY Variable Fund I LLC shall be removed in its entirety from this Agreement.

     WHEREAS, pursuant to Article IV, Section 9(d) of the Agreement, the Fund and the Custodian wish to amend the Agreement to reflect the name changes of two funds: 1) JNL/Mellon Capital Management Value Line(R) 25 Fund to JNL/Mellon Capital Management Value Line(R) 30 Fund; and 2) JNL/Mellon Capital Management Nasdaq(R) 15 Fund to JNL/Mellon Capital Management Nasdaq(R) 25 Fund.

     NOW, THEREFORE, the parties hereto agree to amend the Agreement as follows:

1. To delete Appendix E of the Agreement in its entirety and substitute it with the Appendix E attached hereto.

2. Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

3. The Fund and the Custodian hereby each represent and warrant to the other that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment on its behalf has the requisite authority to bind the Fund or Custodian to this Amendment.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth above.

JNL VARIABLE FUND LLC                     MELLON TRUST OF NEW ENGLAND, N.A.
JNLNY VARIABLE FUND I LLC


By: __________________________________    By: _________________________________
Name:    Mark D. Nerud                    Name:    ____________________________
Title:   President                        Title:   ____________________________

                                   APPENDIX E
                                  LIST OF FUNDS
                            (as of December 3, 2007)

                              JNL VARIABLE FUND LLC

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                                      FUNDS
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                   JNL/Mellon Capital Management DowSM 10 Fund
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                  JNL/Mellon Capital Management S&P(R) 10 Fund
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                  JNL/Mellon Capital Management Global 15 Fund
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                      JNL/Mellon Capital Management 25 Fund
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               JNL/Mellon Capital Management Select Small-Cap Fund
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                 JNL/Mellon Capital Management Nasdaq(R) 25 Fund
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               JNL/Mellon Capital Management Value Line(R) 30 Fund
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                JNL/Mellon Capital Management DowSM Dividend Fund
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                  JNL/Mellon Capital Management S&P(R) 24 Fund
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                     JNL/Mellon Capital Management VIP Fund
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                    JNL/Mellon Capital Management JNL 5 Fund
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               JNL/Mellon Capital Management JNL Optimized 5 Fund
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                JNL/Mellon Capital Management S&P(R) SMid 60 Fund
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           JNL/Mellon Capital Management NYSE(R) International 25 Fund
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            JNL/Mellon Capital Management Communications Sector Fund
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            JNL/Mellon Capital Management Consumer Brands Sector Fund
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               JNL/Mellon Capital Management Oil & Gas Sector Fund
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               JNL/Mellon Capital Management Financial Sector Fund
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              JNL/Mellon Capital Management Healthcare Sector Fund
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              JNL/Mellon Capital Management Technology Sector Fund
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